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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-14971, 333-26219 and 333-50816 on Form S-8 and Amendment No. 2 to the
Registration Statement No. 333-82264 on Form S-3 of our report dated February 4, 2002, appearing in this Annual Report on Form 10-K/A (Amendment No. 1) of
United Auto Group, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

New York, New York
March 12, 2002